                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                           WESCO INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                                      [WESCO INTERNATIONAL LOGO]

                                                     2003
                               -------------------------------------------------
                               -------------------------------------------------

                                           Notice of Annual Meeting
                                              and Proxy Statement

WESCO INTERNATIONAL, INC.
-----------------------------------
225 West Station Square Drive, Suite 700
Pittsburgh, PA 15219

                           WESCO INTERNATIONAL, INC.
                    225 WEST STATION SQUARE DRIVE, SUITE 700
                         PITTSBURGH, PENNSYLVANIA 15219

                 NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

                                  May 21, 2003

     The Annual Meeting of the Stockholders of WESCO International, Inc. will be held on Wednesday, May 21, 2003, at 2:00 p.m., E.D.S.T., at the Sheraton Inn, 300 West Station Square Drive, Pittsburgh, Pennsylvania 15219, to consider and take action on the following:

          1) Election of a class of three directors for a three-year term expiring in 2006;

          2) Approval of the Company's 1999 Long-Term Incentive Plan; and

          3) Transaction of any other business properly brought before the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THESE PROPOSALS. Stockholders of record at the close of business on April 7, 2003 will be entitled to vote at the Annual Meeting or any adjournments thereof. A list of stockholders entitled to vote will be available at the Annual Meeting and during ordinary business hours for ten days prior to the meeting at our corporate offices, 225 West Station Square Drive, Suite 700, Pittsburgh, Pennsylvania, 15219, for examination by any holder of record for any legally valid purpose.

     WESCO International, Inc. stockholders or their authorized representatives by proxy may attend the meeting. If your shares are held through an intermediary such as a broker or a bank, you should present proof of your ownership at the meeting. Proof of ownership could include a proxy from your bank or broker or a copy of your account statement.

     Most stockholders of record have a choice of voting over the Internet, by telephone, or by returning the enclosed proxy card. You should check your proxy card or information forwarded by your bank, broker or other holder of record to see which options are available to you.

     In order to assure a quorum, it is important that stockholders who do not expect to attend the meeting in person either fill in, sign, date, and return the enclosed proxy in the accompanying envelope or otherwise make arrangements to vote via telephone or over the Internet.

                                          By order of the Board of Directors,

                                          /s/ Daniel A. Brailer
                                          DANIEL A. BRAILER
                                          Secretary

                           WESCO INTERNATIONAL, INC.
                    225 WEST STATION SQUARE DRIVE, SUITE 700
                         PITTSBURGH, PENNSYLVANIA 15219

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 21, 2003

                   PROXY SOLICITATION AND VOTING INFORMATION

     The accompanying proxy is solicited by the Board of Directors of WESCO International, Inc. (the "Company") for use at the Annual Meeting of the Stockholders (the "Annual Meeting") to be held on May 21, 2003, at the Sheraton Inn, 300 West Station Square Drive, Pittsburgh, Pennsylvania 15219, at 2:00 p.m., local time, and at any adjournment or postponement thereof. The proxies will be voted if properly signed, received by the Secretary of the Company prior to the close of voting at the Annual Meeting, and not revoked. If no direction is given in the proxy, it will be voted "FOR" the proposals set forth in this Proxy Statement, including election of the directors nominated by the Board of Directors and certain amendments to the Company's 1999 Long Term Incentive Plan, as amended (the "LTIP"). The Company has not received timely notice of any stockholder proposals for presentation at the Annual Meeting as required by
Section 14a-4(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     Alternatively, stockholders may be entitled to vote over the Internet or by telephone; individual stockholders should check the enclosed proxy card or the information forwarded to them by their bank, broker or other holder of record to see whether these options are available to them. Action will be taken at the Annual Meeting for the election of directors, the amendments to the LTIP described in this Proxy Statement and any other business that properly comes before the meeting, and the proxy holders have the right to and will vote in accordance with their judgment.

     A stockholder who has returned a proxy via mail, telephone or Internet may revoke it at any time before it is voted at the Annual Meeting by delivering a revised proxy bearing a later date, by voting by ballot at the Annual Meeting, or by delivering a written notice withdrawing the proxy to the Secretary of the Company at the address set forth above.

     This Proxy Statement, together with the accompanying proxy card, is first being mailed to stockholders on or about April 25, 2003. The Company's 2002 Annual Report to Stockholders accompanies this Proxy Statement. The cost of this solicitation of proxies will be borne by the Company. In addition to soliciting proxies by mail, telephone and the Internet, the Board of Directors of the Company, without receiving additional compensation for this service, may solicit in person. Arrangements also will be made with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy soliciting material to the beneficial owners of the Common Stock, par value $.01 per share, of the Company ("Common Stock") held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so. The cost of this proxy solicitation will consist primarily of printing, legal fees, and postage and handling.

     Holders of Common Stock at the close of business on April 7, 2003 (the "Record Date") are entitled to vote at the Annual Meeting or any adjournment or adjournments thereof. On that date 45,075,295 shares of Common Stock were issued and outstanding (including 4,653,131 shares of non-voting Class B Common Stock, par value $.01 per share ("Class B Common Stock"). The presence, in person or by proxy, of stockholders holding at least a majority of the shares of voting Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. Holders of Common Stock are entitled to cast one vote per share on each matter presented for consideration and action at the Annual Meeting. Proxies that are transmitted by nominee holders on behalf of beneficial owners will count toward a quorum and will be voted as instructed by the nominee holder. The election of directors will be determined by a plurality of the votes cast at such election, and the adoption of the LTIP, as amended, will require the affirmative vote of the holders of a majority of the votes present at the meeting.

                                  PROPOSAL ONE

                  BOARD OF DIRECTORS AND ELECTION OF DIRECTORS

     The Board of Directors of the Company (the "Board") consists of ten members, divided into three classes. The terms of office of the three classes of directors (Class I, Class II and Class III) end in successive years. The current term of the Class I directors expires this year, and their successors are to be elected at the Annual Meeting for a three-year term expiring in 2006. The terms of the Class II and Class III directors do not expire until 2004 and 2005, respectively. Two new directors, William J. Vareschi and Sandra Beach Lin, joined the Board in December 2002. Mr. Vareschi was appointed as a Class I director, and Ms. Lin was appointed as a Class II director.

     The Board has nominated Michael J. Cheshire, James A. Stern and William J. Vareschi for election as Class I directors. The nominees for Class I directors have previously served as members of the Board of the Company. The accompanying proxy will be voted for the election of Messrs. Cheshire, Stern and Vareschi, unless authority to vote for one or more of the nominees is withheld. In the event that any of the nominees is unable or unwilling to serve as a director for any reason (which is not anticipated), the proxy will be voted for the election of any substitute nominee designated by the Board.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE CLASS I DIRECTOR NOMINEES.

               CLASS I DIRECTORS -- PRESENT TERM EXPIRES IN 2006

MICHAEL J. CHESHIRE..........................   Mr. Cheshire was the Chairman and Chief
  Age: 54                                       Executive Officer of Gerber Scientific, Inc.,
  Director since 1998                           from 1998 to 2001 and President and Chief
                                                Executive Officer from 1997 to 1998. Prior to
                                                joining Gerber Scientific, Mr. Cheshire spent
                                                21 years with the General Signal Corporation
                                                and was most recently President of their
                                                electrical group.
JAMES A. STERN...............................   Mr. Stern has been Chairman of The Cypress
  Age: 52                                       Group L.L.C. ("Cypress") since its formation
  Director since 1998                           in April 1994. Prior to joining Cypress, Mr.
                                                Stern was a managing director with Lehman
                                                Brothers, Inc. ("Lehman Brothers") and served
                                                as head of the Merchant Banking Group. During
                                                his career at Lehman Brothers, he also served
                                                as head of that firm's Investment Banking,
                                                High Yield and Primary Capital Markets
                                                Groups. Mr. Stern is also a director of
                                                AMTROL, Inc., Cinemark USA, Inc., and Lear
                                                Corporation, and is a trustee of Tufts
                                                University.

WILLIAM J. VARESCHI..........................   Mr. Vareschi has been Chief Executive Officer
  Age: 60                                       of Central Parking Corporation since April
  Director since 2002                           2001. Before joining Central Parking Corp.,
                                                his prior business career of more than 35
                                                years of service was spent with the General
                                                Electric Company, which he joined in 1965. He
                                                held numerous financial management positions
                                                within GE, including Chief Financial Officer
                                                for GE Plastics Europe (in the Netherlands),
                                                GE Lighting (Cleveland, Ohio), and GE
                                                Aircraft Engines (Cincinnati, Ohio). In 1996,
                                                Mr. Vareschi became President and Chief
                                                Executive Officer of GE Engine Services, a
                                                position he held until his retirement in
                                                2000.

               CLASS II DIRECTORS -- PRESENT TERM EXPIRES IN 2004
ROBERT Q. BRUHL..............................   Mr. Bruhl was an employee of The Cypress
  Age: 32                                       Group, L.L.C. from July 1996 through March
  Director since 2002                           2003, where he served as Vice President since
                                                2000. Prior to joining Cypress, he held
                                                positions as an analyst in the investment
                                                banking department of Salomon Smith Barney
                                                and as an accountant with Deloitte & Touche.
SANDRA BEACH LIN.............................   Ms. Lin joined Alcoa Closure Systems
  Age: 45                                       International in 2002 as President following
  Director since 2002                           20 years of business experience in the
                                                specialty chemicals, medical products, and
                                                automotive components industries. She joined
                                                Honeywell (then AlliedSignal) in 1994 and
                                                held various general management positions,
                                                most recently serving as President of Bendix
                                                Commercial Vehicle Systems. Before joining
                                                Honeywell, she held a variety of business
                                                segment general management, product
                                                marketing, and sales roles at Smith & Nephew
                                                Perry, Crest Ultrasonics, and American
                                                Cyanamid. Ms. Lin is a member of the
                                                Committee of 200, an international,
                                                professional organization of preeminent women
                                                entrepreneurs and corporate leaders.

ROBERT J. TARR, JR...........................   Mr. Tarr is a professional director and
  Age: 59                                       private investor. He is also a special
  Director since 1998                           partner of Chartwell Investments, LLP, a
                                                private equity firm. He was the Chairman,
                                                Chief Executive Officer and President of
                                                HomeRuns.com, Inc. from February 2000 to
                                                September 2001. Prior to joining
                                                HomeRuns.com, he worked for more than 20
                                                years in senior executive roles for Harcourt
                                                General, Inc., including six years as
                                                President, Chief Executive Officer and Chief
                                                Operating Officer of Harcourt General, Inc.
                                                (formerly General Cinema Corporation) and The
                                                Neiman Marcus Group, Inc. Mr. Tarr is also a
                                                director of the John Hancock Financial
                                                Services, Inc., and Barneys New York, Inc.
KENNETH L. WAY...............................   Mr. Way served as Chairman of Lear
  Age: 63                                       Corporation from 1988 to 2003, and has been
  Director since 1998                           affiliated with Lear Corporation and its
                                                predecessor companies for 36 years in
                                                engineering, manufacturing and general
                                                management capacities. Mr. Way retired on
                                                January 1, 2003, yet remains a member of
                                                Lear's Board of Directors. Mr. Way is also a
                                                director of Comerica, Inc. and CMS Energy
                                                Corporation, and is on the board of trustees
                                                for Kettering University and Henry Ford
                                                Health Systems.

                 CLASS III DIRECTORS -- NOMINEES FOR TERMS TO EXPIRE IN 2005
ROY W. HALEY.................................   Mr. Haley has been Chief Executive Officer of
  Age: 56                                       the Company since February 1994, and Chairman
  Chairman of the Board and                     of the Board since 1998. From 1988 to 1993,
  Chief Executive Officer                       Mr. Haley was an executive at American
  Director since 1994                           General Corporation, a diversified financial
                                                services company, where he served as Chief
                                                Operating Officer, as President and as a
                                                director. Mr. Haley is also a director of
                                                United Stationers, Inc. and Cambrex
                                                Corporation, and is Chairman of the
                                                Pittsburgh Branch of the Federal Reserve Bank
                                                of Cleveland.
GEORGE L. MILES, JR..........................   Mr. Miles has been President and Chief
  Age: 61                                       Executive Officer of WQED Multimedia since
  Director since 2000                           September 1994. Mr. Miles is also a director
                                                of Equitable Resources, Westwood One,
                                                Advanced Technology Systems, Inc. and Harley
                                                Davidson, Inc.
JAMES L. SINGLETON...........................   Mr. Singleton is President of The Cypress
  Age: 47                                       Group, L.L.C. and was a founding partner of
  Director since 1998                           that firm in April 1994. Prior to Cypress, he
                                                was a Managing Director in the Merchant
                                                Banking Group at Lehman Brothers. Mr.
                                                Singleton is also a director of Cinemark USA,
                                                Inc., Club Corp., Inc., and Danka Business
                                                Systems PLC.

MEETINGS AND COMMITTEES OF THE BOARD

     The Board has four standing committees: an Executive Committee, a Nominating and Governance Committee, an Audit Committee, and a Compensation Committee. The full Board held four meetings in 2002. Each director attended 75% or more of the aggregate number of meetings of the Board and the committees of the Board on which she or he served.

  EXECUTIVE COMMITTEE

     The Executive Committee consists of Messrs. Cheshire, Haley, Singleton and Stern, with Mr. Singleton serving as Chairman. It is responsible for overseeing the management of the affairs and business of the Company and has been delegated authority to exercise the powers of the Board, as necessary, during intervals between Board meetings. The Executive Committee held no separate meetings in 2002.

  NOMINATING AND GOVERNANCE COMMITTEE

     Effective September 2002, the Nominating Committee changed its name to the Nominating and Governance Committee to more accurately reflect both its traditional and newly-defined responsibilities. It is the responsibility of the Nominating and Governance Committee to review and make recommendations to the Board with respect to the corporate governance policies and practices of the Company and to develop and recommend to the Board a set of corporate governance principles applicable to the Company. The Committee consists of Ms. Lin and Messrs. Miles, Singleton and Way, with Mr. Miles serving as Chairman. It is responsible for identifying and nominating candidates for election or appointment to the Board. The Committee operates under a separate charter setting forth its duties and responsibilities, which was adopted by the full Board in September 2002. The Nominating and Governance Committee held two meetings in 2002. The principle activities of the Committee in 2002 involved the development of new or revised corporate governance practices and the recruiting of two new directors of the Board of Directors.

  AUDIT COMMITTEE

     The Audit Committee consists of Messrs. Bruhl, Cheshire, Miles, Tarr, and Vareschi, with Mr. Tarr serving as Chairman, and operates under a written charter, which was revised in September 2002. The charter is attached to this proxy statement as Appendix B. The Audit Committee is responsible for: (a) recommending the firm to be appointed as independent accountants to audit the Company's financial statements and to perform services related to the audit; (b) reviewing the scope and results of the audit with the independent accountants;
(c) reviewing with the management and the independent accountants the Company's year end operating results; (d) considering the adequacy of the internal accounting and control procedures of the Company; and (e) reviewing the non-audit services to be performed by the independent accountants, if any, and considering the effect of such performance on the accountants' independence. The Audit Committee held seven meetings in 2002 and has furnished the following report:

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Company is composed of five independent directors according to the current Independence Standards of the New York Stock Exchange. The Committee operates under a written charter.

     Management of the Company has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee is responsible for reviewing the Company's financial reporting process on behalf of the Board.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Committee reviewed and discussed the Company's audited financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with the Audit Committee).

     In addition, the Committee has discussed with the independent accountants the accountants' independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

     The Committee discussed with the Company's internal and independent accountants the overall scope and plan for their respective audits. The Committee meets with the internal and independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Committee and the Board have also appointed the selection of the Company's independent accountants, PricewaterhouseCoopers LLP, for the year 2003.

RESPECTFULLY SUBMITTED:

THE AUDIT COMMITTEE

Robert J. Tarr, Jr., Chairman
Robert Q. Bruhl
Michael J. Cheshire
George L. Miles, Jr.
William J. Vareschi

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") for the years ended December 31, 2002 and 2001 were as follows:

                                                                 2002         2001
                                                              ----------   ----------
Audit.......................................................  $  595,250   $  688,080
Audit-related...............................................     323,050      104,865
Tax.........................................................     273,920      292,875
                                                              ----------   ----------
                                                              $1,192,220   $1,085,820

     The audit fees for the years ended December 31, 2002 and 2001, respectively, were for professional services rendered for the audits of the consolidated financial statements of the Company, reviews of the Company's quarterly consolidated financial statements and statutory audits. Audit fees for the year ended December 31, 2001 also included fees related to the issuance of comfort letters, consents and assistance with review of documents filed with the SEC.

     The audit-related fees for the years ended December 31, 2002 and 2001, in each case, were for assurance and related services related to employee benefit plan audits, accounting consultations and attest services.

     Tax fees for the years ended December 31, 2002 and 2001, respectively, were for services related to tax planning and tax advice.

     During the years ended December 31, 2002 and 2001, PricewaterhouseCoopers rendered no professional services to the Company in connection with the design and implementation of financial information systems.

     The Audit Committee reviews summaries of the services provided by PricewaterhouseCoopers and the related fees and has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers.

     The Company's Audit Committee is in the process of adopting pre-approval policies and procedures for audit and non-audit services. Therefore, the proxy disclosure does not include pre-approval policies and procedures and related information. The Company is early-adopting components of the proxy fee disclosure requirements; the requirement does not become effective until periodic annual filings for the first fiscal year ending after December 15, 2003.

     On recommendation of the Audit Committee, the Board has appointed PricewaterhouseCoopers to audit the 2003 financial statements. Representatives from this firm will be at the annual meeting to make a statement, if they choose, and to answer any questions you may have.

  COMPENSATION COMMITTEE

     In 2002, the Compensation Committee consisted of Messrs. Singleton, Stern, Tarr, and Way, all of whom are independent directors according to the current Independence Standards of the New York Stock Exchange. Mr. Stern served as Chairman of the Committee. The Compensation Committee is responsible for the review, recommendation and approval of compensation arrangements for directors and executive officers, for the approval of such arrangements for other senior level employees, and for the administration of certain benefit and compensation plans and arrangements of the Company. The Committee operates under a separate charter setting forth its duties and responsibilities, which was adopted by the full board in September 2002. The Compensation Committee held two meetings in 2002.

COMPENSATION OF DIRECTORS

     Members of the Board who are also employees of the Company do not receive cash compensation for their services as directors. Each director of the Company who is not an employee of the Company or any of its subsidiaries or Cypress is entitled to receive an annual director's fee of $30,000, increased from $25,000 effective July 2002, payable in shares of common stock, or a combination of cash and shares of common stock (of which a maximum of 50% may consist of cash), at the directors' election. Each director of the Company who receives a directors' fee currently receives a fee of $1,000 for each meeting at which such director renders services to the Company, including meetings of shareholders, the Board or any committee of the Board on which she or he serves. Committee chairpersons receive a fee of $2,000 for committee meeting attendance. If attendance at a Board meeting is telephonic, meeting fees are reduced to $500. Effective January 1, 2000, the Company established the Deferred Compensation Plan for Non-Employee Directors under which non-employee directors can elect to defer 25% or more of the annual director's fee. Amounts deferred under this arrangement are, on the deferral date, converted into stock units (common stock equivalents), which will be credited via book entry to an account in the director's name. For purposes of determining the number of stock units to be credited to a director for a particular year, the average of the high and low trading prices of the Common Stock on the first trading day in January of that year will be used. Distribution of deferred stock units will be made in a lump sum or in installments, in the form of shares of Common Stock, in accordance with the distribution schedule selected by the director at the time the deferral election is made.

     In addition, as of each July 1, beginning with July 1, 2002, each non-employee director who will be continuing as a director after that date receives a non-qualified stock option to purchase 5,000 shares of Common Stock (or such other amount as the Board may determine from time to time). The exercise price of these options equals the fair market value per share of Common Stock on the date of grant. A non-employee director's options vest on the third anniversary of the date of grant.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation information for the Company's Chief Executive Officer and for the Company's four other most highly compensated executive officers with compensation in excess of $100,000 for 2000, 2001 and 2002 (the "Named Executive Officers"). Note that certain prior-year amounts have been reclassified to conform with current-year presentation.

                                                                          LONG-TERM
                                                                        COMPENSATION
                                                                       ---------------
                                               ANNUAL COMPENSATION       SECURITIES         ALL OTHER
                                     FISCAL   ----------------------     UNDERLYING      COMPENSATION ($)
NAME AND PRINCIPAL POSITION(S)        YEAR    SALARY ($)   BONUS ($)   OPTIONS (#S)(1)     (2)(3)(4)(5)
------------------------------       ------   ----------   ---------   ---------------   ----------------
Roy W. Haley,......................   2002     615,000      175,000             --            31,722
  Chairman and                        2001     600,000      175,000        100,000            37,749
  Chief Executive Officer             2000     518,750      350,000        100,000            32,311
Stephen A. Van Oss,................   2002     282,500      130,000             --            23,479
  Vice President and                  2001     231,667       75,000         50,000            22,232
  Chief Financial Officer             2000     171,744      100,000         50,000            18,952
William M. Goodwin,................   2002     230,000       85,000             --            21,025
  Vice President, Operations          2001     224,000       60,000         35,000            22,802
                                      2000     191,752      100,000         35,000            20,630
James H. Mehta.....................   2002     275,000       25,000             --            15,010
  Vice President,                     2001     275,000       25,000         25,000            14,953
  Business Development                2000     275,000       70,000         25,000            14,550
Donald H. Thimjon..................   2002     230,000       61,000             --            23,000
  Vice President, Operations          2001     227,635       70,000         35,000            22,206
                                      2000     191,752      100,000         35,000            20,758

---------------

No options were granted in 2002 to Named Executive Officers. All options granted in 2000 and 2001 were granted under the Company's LTIP. Options granted in 2001 have an exercise price of $4.50 per share. Options granted in 2000 have an exercise price of $9.875 per share. Options granted under the LTIP are subject to certain time and performance-based vesting requirements.

(1) Includes contributions by the Company under the WESCO Distribution, Inc. Retirement Savings Plan in the amounts of (a) $5,100, $2,200, $4,125, $2,200, and $5,100 for Messrs. Haley, Van Oss, Goodwin, Mehta and Thimjon, respectively, in 2002, (b) $4,475, $2,100, $4,213, $2,672, and $4,800 for
    Messrs. Haley, Van Oss, Goodwin, Mehta and Thimjon, respectively, in 2001,
    (c) $4,800, $2,100, $3,945, $2,100 and $4,800 for Messrs. Haley, Van Oss,
    Goodwin, Mehta and Thimjon, respectively, in 2000.

(3) Includes contributions by the Company under the WESCO Distribution, Inc. Deferred Compensation Plan in the amounts of (a) $12,300, $8,525, $3,738, $-0-, and $3,738 for Messrs. Haley, Van Oss, Goodwin, Mehta and Thimjon, respectively, in 2002, (b) $20,021, $7,851, $5,783, $-0- and $4,600 for
    Messrs. Haley, Van Oss, Goodwin, Mehta and Thimjon, respectively, in 2001,
    (c) $14,269, $4,402, $3,395, $-0- and $2,668 for Messrs. Haley, Van Oss,
    Goodwin, Mehta and Thimjon, respectively, in 2000.

(4) Includes an annual automobile allowance paid by the Company in the amount of $12,000 per year for each of Messrs. Haley, Van Oss, Goodwin, Mehta and Thimjon in each of 2002, 2001 and 2000.

(5) Includes the dollar value of insurance premiums paid by the Company for each executive officer's term life insurance in the amounts of (a) $2,322, $754, $2,162, $810, and $2,162 for Messrs. Haley, Van Oss, Goodwin, Mehta and Thimjon, respectively, in 2002, (b) $1,253, $281, $806, $281, and $806 for
    Messrs. Haley, Van Oss, Goodwin, Mehta and Thimjon , respectively in 2001 and (c) $1,242, $450, $1,290, $450, and $1,290 for Messrs. Haley, Van Oss,
    Goodwin, Mehta, and Thimjon, respectively in 2000.

OPTION GRANTS IN LAST FISCAL YEAR

     There were no stock options granted to the Named Executive Officers during 2002.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The table below sets forth information for each Named Executive Officer with regard to the aggregate stock options held at December 31, 2002. None of the Named Executive Officers exercised stock options during 2002.

                                         NUMBER OF SECURITIES UNDERLYING           VALUE OF UNEXERCISED
                                          UNEXERCISED OPTIONS AT FY-END            IN-THE-MONEY OPTIONS
                                                       (#)                          AT FY-END ($)(1)(2)
                                         --------------------------------     -------------------------------
NAME                                      (EXERCISABLE -- UNEXERCISABLE)      (EXERCISABLE -- UNEXERCISABLE)
----                                     --------------------------------     -------------------------------
Roy W. Haley...........................    1,829,659            525,125        $4,842,068           $99,000
Stephen A. Van Oss.....................      103,462            126,010            69,129            49,500
William M. Goodwin.....................      244,783            117,685           621,558            34,650
James H. Mehta.........................      614,558            121,528         1,738,664            24,750
Donald H. Thimjon......................      244,783            117,685           621,558            34,650

---------------

(1) Based on the closing market price per share of $5.49 as reported on the NYSE on December 31, 2002.

(2) Certain of the options have an exercise price in excess of $5.49 per share. Accordingly, no value is reflected in the table for those options that are not in-the-money.

EMPLOYMENT AGREEMENTS

     Employment Agreement with the Chief Executive Officer. The Company is a party to an employment agreement with Mr. Haley providing for a rolling employment term of three years. Pursuant to this agreement, Mr. Haley is entitled to an annual base salary of $500,000, subject to adjustments as determined by the Board of Directors, and an annual incentive bonus equal to a percentage of his annual base salary ranging from 0% to 200%. The actual amount of Mr. Haley's annual incentive bonus will be determined based upon the Company's financial performance as compared to the annual performance objectives established for the relevant fiscal year. If Mr. Haley's employment is terminated by the Company without "cause," by Mr. Haley for "good reason" or as a result of Mr. Haley's death or disability, Mr. Haley is entitled to continued payments of his average annual base salary and his average annual incentive bonus, reduced by any disability payments for the three-year period, or in the case of a termination due to Mr. Haley's death or disability, the two-year period, following such termination, and continued welfare benefit coverage for the two-year period following such termination. In addition, in the event of any such qualifying termination, all outstanding options held by Mr. Haley will become fully vested.

     The agreement further provides that, in the event of the termination of Mr. Haley's employment by the Company without "cause" or by Mr. Haley for "good reason," in either such case, within the two-year period following a "change in control" of the Company, in addition to the termination benefits described above, Mr. Haley is entitled to receive continued welfare benefit coverage and payments in lieu of additional contributions to the Company's Retirement Savings Plan and Deferred Compensation Plan for the three-year period following such change in control. The Company has agreed to provide Mr. Haley with an excise tax gross up with respect to any excise taxes Mr. Haley may be obligated to pay pursuant to Section 4999 of the United States Internal Revenue Code of 1986 ("IRC") on any excess parachute payments. In addition, following a change in control, Mr. Haley is entitled to a minimum annual bonus equal to 50% of his base salary, and the definition of "good reason" is modified to include certain additional events. The agreement also contains customary covenants regarding nondisclosure of confidential information and non-competition and non-solicitation restrictions.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  RESPONSIBILITIES AND GOALS:

     The Compensation Committee, composed of independent, non-employee directors, has the responsibility of administering executive compensation and benefit programs, policies and practices. In 2002, the Committee consisted of Messrs. Stern, Singleton, Tarr, and Way, with Mr. Stern serving as Chairman. The Committee engages the assistance of outside consultants and uses third-party surveys in its consideration of compensation levels and incentive plan designs.

     On an annual basis, the Committee reviews and approves the compensation and benefit programs for the executive officers, including the Chairman and Chief Executive Officer.

  EXECUTIVE OFFICER COMPENSATION:

     The objective of the Company's compensation program for executive officers (including Mr. Haley, Chief Executive Officer) is to attract, motivate, and reward the high caliber of executive performance required to be successful in the competitive distribution industry, and to enhance positive business results and growth in shareholder value.

     The Company's compensation program for executive officers consists of a base salary, annual incentive bonuses and long-term incentives. Executives have significant amounts of compensation at risk, based on performance. Executives also maintain a significant equity stake in the Company, aligning the interests of management with those of the stockholders.

     - Base salaries for the Company's executives are targeted at or near the median of similarly sized industrial distribution companies and other large distributors or wholesalers. Salaries for each executive are reviewed annually, taking into account factors such as overall company performance in relation to competition and industry circumstances, changes in duties and responsibilities, and individual performance. In 2001, the Committee adjusted base salaries for executive officers (including Mr. Haley) to more closely align WESCO's pay structure with median pay levels of peer companies operating in the industrial and wholesale distribution industries. Salaries for certain company executives (excluding Mr. Haley) were adjusted on a selective basis in 2002 to reflect changes in position and increased responsibility.

     - Annual incentives are awarded for achievement of strategic and operational objectives, improvement in operating results, and performance in relation to financial goals of the Company, which are established at the beginning of the year. Cash bonus incentive awards granted for 2002 performance reflect partial achievement of targeted performance levels. Overall, cash bonus incentive awards paid for 2002 were consistent with those paid for 2001.

     - Long-term incentives are generally granted in the form of stock options. The Committee believes that stock options are an effective long-term link between executive performance and shareholder value. The committee has authorized stock option grants on an award cycle of approximately 18 months.

  CEO COMPENSATION:

     In determining the 2002 compensation of Mr. Haley, the Company's Chief Executive Officer, the Committee assessed his individual performance and leadership, as reflected in the Company's financial and operating performance, new business development initiatives, cash flow generation, and progress made in capital structure improvements, refinancings, working capital performance, and overall liquidity.

     During 2002, Mr. Haley's base pay was not adjusted from the year-end 2001 rate of $615,000 per year. For 2002, Mr. Haley's cash bonus was $175,000. This information is also shown in the Summary Compensation Table in this Proxy Statement.

  CONCLUSIONS:

     The Committee's goal is to maintain compensation and benefit programs that are competitive within the distribution industry and clearly linked to shareholder value. The Committee believes that the 2002 compensation levels disclosed in this Proxy Statement are reasonable and appropriate.

     The Committee intends to ensure that compensation paid to its executive officers is within the limits of, or exempt from, the deductibility limits of 162(m) of the Internal Revenue Code and expects that all compensation will be deductible. However, it reserves the right to pay compensation that is not deductible if it determines that to be in the best interests of the Company and the shareholders.

RESPECTFULLY SUBMITTED:

COMPENSATION COMMITTEE

James A. Stern, Chairman
James L. Singleton
Robert J. Tarr, Jr.
Kenneth L. Way

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee is an officer or employee of the Company. No member of the Committee has a current or prior relationship, and no officer who is a statutory insider of the Company has a relationship to any other company required to be described under the Securities and Exchange Commission rules relating to disclosure of executive compensation.

COMPARATIVE STOCK PERFORMANCE

     The following performance graph compares the total stockholder return of an investment in the Company's Common Stock to that of a peer group of other industrial and construction products distributors and the Russell 2000 index of small cap stocks for the period commencing May 11, 1999, the date on which the Common Stock was first publicly traded, and ending on December 31, 2002. The graph assumes that the value of the investment in the Company's Common Stock was $100 on May 11, 1999. The historical information set forth below is not necessarily indicative of future performance. The Company does not make or endorse any predictions as to future stock performance.

                COMPARISON OF 43 MONTH CUMULATIVE TOTAL RETURN*
            AMONG WESCO INTERNATIONAL, INC., THE RUSSELL 2000 INDEX
                                AND A PEER GROUP
[STOCK PRICE PERFORMANCE GRAPH]

                                                WESCO INTERNATIONAL, INC.         RUSSELL 2000                 PEER GROUP
                                                -------------------------         ------------                 ----------
5/11/1999                                                100.00                      100.00                      100.00
12/99                                                     49.31                      113.95                      102.45
12/00                                                     40.28                      110.51                       95.77
12/01                                                     27.50                      113.26                      112.48
12/02                                                     30.50                       90.06                      112.54

* $100 invested on 5/11/99 in stock or index-including reinvestment dividends.
  Fiscal year ending December 31.

     The following table reflects the companies that are included in the Peer Group Indexes for the years presented. Companies in italics were, at varying points, removed from the Peer Group Index as such companies ceased to be publicly-traded companies.

1999

Airgas, Inc.
Applied Industrial Technologies
Barnes Group, Inc.
Building Materials Holding Corp.
Barnett, Inc.
Cameron Ashley Building
 Products, Inc.
Fastenal Company
Grainger (W.W.), Inc.
Hughes Supply, Inc.
Industrial Distribution Group, Inc.
Innovative Valve Technology, Inc.
JKL Direct Distributors, Inc.
Kaman Corp.
KEVCO, Inc.
Lawson Products, Inc.
Maxco, Inc.
MSC Industrial Direct Co., Inc.
NCH Corporation
Noland Company
Pameco Corp.
Park-Ohio Holdings Corp.
Pentacon, Inc.
Premier Farnell PLC
SCP Pool Corp.
Strategic Distribution, Inc.
SunSource, Inc.
Watsco, Inc.
Wilmar Industries, Inc.
2000
Airgas, Inc.
Applied Industrial Technologies
Barnes Group, Inc.
Building Materials Holding Corp.
Fastenal Company
Grainger (W.W.), Inc.
Hughes Supply, Inc.
Industrial Distribution Group, Inc.
Kaman Corp.
KEVCO, Inc.
Lawson Products, Inc.
Maxco, Inc.
MSC Industrial Direct Co., Inc.
NCH Corporation
Noland Company
Pameco Corp.
Park-Ohio Holdings Corp.
Pentacon, Inc.
Premier Farnell PLC
SCP Pool Corp.
Strategic Distribution, Inc.
SunSource, Inc.
Watsco, Inc.
2001
Airgas, Inc.
Applied Industrial Technologies
Barnes Group, Inc.
Building Materials Holding Corp.
Fastenal Company
Grainger (W.W.), Inc.
Hughes Supply, Inc.
Industrial Distribution Group, Inc.
Kaman Corp.
KEVCO, Inc.
Lawson Products, Inc.
Maxco, Inc.
MSC Industrial Direct Co., Inc.
NCH Company
Noland Company
Pameco Corp.
Park-Ohio Holdings Corp.
Premier Farnell PLC
SCP Pool Corp.
Strategic Distribution, Inc.
Watsco, Inc.
2002
Airgas, Inc.
Applied Industrial Technologies
Barnes Group, Inc.
Building Materials Holding Corp.
Fastenal Company
Grainger (W.W.), Inc.
Hughes Supply, Inc.
Industrial Distribution Group, Inc.
Kaman Corp.
Lawson Products, Inc.
Maxco, Inc.
MSC Industrial Direct Co., Inc.
Noland Company
Park-Ohio Holdings Corp.
Premier Farnell PLC
SCP Pool Corp.
Strategic Distribution, Inc.
Watsco, Inc.

                                  PROPOSAL TWO

                APPROVAL OF LONG-TERM INCENTIVE PLAN, AS AMENDED

     The Board of Directors has recommended that the shareholders of the Company approve the Company's 1999 Long-Term Incentive Plan (the "1999 Plan"), as amended and restated by the Board of Directors on April 15, 2003 (the "Amended Plan"). The following is a summary of the Amended Plan. This summary is qualified in its entirety by reference to the complete text of the Amended Plan, which is attached as Appendix A.

     The Amended Plan reflects amendments to the 1999 Plan which will (1) permit grants of stock appreciation rights, restricted stock units, other stock-based awards and short-term cash awards under the Incentive Plan, (2) add several items to the list of performance goals that may be used in connection with awards intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code, (3) permit participants to elect deferred delivery of option shares, (4) provide for indemnification of members of the Compensation Committee who administer the Amended Plan, (5) clarify that the Company's obligations under the Plan are binding upon the Company's successors,
(6) add flexibility with respect to the grant of awards to employees located outside of the United States and (7) make other technical changes to Plan provisions.

     The Company reserved for issuance under the 1999 Plan a number of shares of Common Stock equal to the sum of (1) 6,936,000 shares, (2) shares of Common Stock carried forward from the pool of shares available for issuance under predecessor stock option plans under which no further grants are being made and
(3) shares used by participants to pay the exercise price and/or withholding taxes in connection with options granted under such predecessor plans. Shares subject to expired or forfeited awards once again become available for grant under the 1999 Plan. The Amended Plan does not increase the number of shares of Common Stock available for issuance.

     The Board of Directors believes that the grant of stock-based awards to key employees and non-employee directors of the Company is a vital factor in attracting and retaining effective and capable personnel who contribute to the growth and success of the Company and in establishing a direct link between the financial interests of such individuals and of the Company's shareholders. The Board believes that the changes to the 1999 Plan, discussed above, are appropriate in order to enhance the Company's flexibility under the Incentive Plan.

     DURATION OF THE AMENDED PLAN; SHARES TO BE ISSUED. The 1999 Plan became effective on May 11, 1999. The Amended Plan will remain effective until May 11, 2009 unless terminated earlier by the Board of Directors. Certain provisions of the Amended Plan relating to performance-based awards under Section 162(m) of the Internal Revenue Code will expire on the fifth anniversary of the date of stockholder approval of the Amended Plan.

     The shares of Common Stock to be issued or delivered under the Amended Plan will be authorized and unissued shares or previously issued and outstanding shares of Common Stock reacquired by the Company. Shares of Common Stock covered by any unexercised portions of terminated awards and shares of Common Stock subject to any awards which are otherwise surrendered by participants without receiving any payment or other benefit with respect thereto may again be subject to new awards under the Amended Plan.

     On April 15, 2003, the closing price of the Common Stock on the New York Stock Exchange was $3.44 per share.

     ADMINISTRATION. The Amended Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee determines the employees and directors who will be eligible for and granted awards, determines the amount and type of awards, establishes rules and guidelines relating to the Amended Plan, establishes, modifies and determines terms and conditions of awards and takes such other action as may be necessary for the proper administration of the Amended Plan. Members of the Compensation Committee are entitled to be indemnified by the Company with respect to claims relating to their actions in the administration of the Amended Plan except in the case of willful misconduct.

     PARTICIPANTS. Any key employee or non-employee director of the Company or its subsidiaries may be selected by the Compensation Committee to receive an award under the Amended Plan. Presently, there are approximately 5,500 employees and directors all of whom could potentially be eligible to participate in the Amended Plan. In any calendar year, no participant may receive awards for more than 1 million shares of Common Stock and $2 million in cash. In applying these limitations, if it is the Compensation Committee's intention that an award will be earned over a period of more than one calendar year, then the amount subject to the award will be allocated to the first calendar year in which such amount may be earned (determined without regard to possible vesting acceleration as a result of a change in control or Compensation Committee action).

     STOCK OPTIONS. The Compensation Committee may grant to a participant incentive stock options that qualify under Section 422 of the Internal Revenue Code, options which do not qualify as incentive stock options ("non-qualified stock options") or a combination thereof. The terms and conditions of stock option grants including the quantity, price, waiting periods, and other conditions on exercise will be determined by the Compensation Committee. Option grants may include grants of accelerated ownership options (also known as "reload" options). Options will generally have a term of ten years, except that the option may expire earlier upon the participant's termination of employment as set forth in the Amended Plan and the participant's option agreement.

     The exercise price for stock options will be determined by the Compensation Committee at its discretion, provided that the exercise price per share for each incentive stock option shall be at least equal to 100% of the fair market value of one share of Common Stock on the date when the incentive stock option is granted. Subject to the Committee's discretion, payment for shares of Common Stock on the exercise of stock options may be made in cash, by the delivery (actually or by attestation) of shares of Common Stock held by the participant for at least six months prior to the date of exercise (unless the Compensation Committee determines that such holding period is not necessary), a combination of cash and shares of Common Stock, or in accordance with a "cashless" exercise program).

     Non-employee directors are eligible to receive awards under the Amended Plan. Presently directors receive automatic annual stock option grants as described above under "Compensation of Directors."

     STOCK APPRECIATION RIGHTS. Stock appreciation rights may be granted by the Compensation Committee to a participant either separate from or in tandem with non-qualified stock options or incentive stock options (including options granted under the Amended Plan or other stock option plans of the Company). If there is a change to the accounting rules applicable to stock options granted under the Amended Plan, the Compensation Committee may, without the approval of any participant, substitute stock appreciation rights for outstanding options.

     A stock appreciation right entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of Common Stock on the exercise date over the exercise price of the stock appreciation rights, times (ii) the number of shares of Common Stock with respect to which the stock appreciation right is exercised. The exercise price of a stock appreciation right is determined by the Compensation Committee, but in the case of stock appreciation rights granted in tandem with stock options, may not be less than the exercise price of the related stock option. Upon exercise of a stock appreciation right, payment will be made in cash or shares of Common Stock, or a combination thereof, as determined at the discretion of the Compensation Committee.

     RESTRICTED SHARES AND RESTRICTED UNITS. The Compensation Committee may award to a participant shares of Common Stock subject to specified restrictions ("Restricted Shares"). The Restricted Shares are subject to forfeiture and are non-transferable until the participant meets certain conditions such as continued employment over a specified forfeiture period (the "Forfeiture Period") and/or attains specified performance targets over the Forfeiture Period.

     The Compensation Committee, at its sole discretion, may waive all restrictions with respect to a Restricted Share award under certain circumstances (including the death, disability, or retirement of a participant, or a material change in circumstances arising after the date of grant) subject to such terms and conditions as it deems appropriate.

     The Compensation Committee may also grant units representing the right to receive shares of Common Stock in the future subject to the achievement of one or more goals relating to the completion of service by the Participant and/or the achievement of performance or other objectives ("Restricted Units"). The Committee has the sole discretion to waive the forfeiture period and any other conditions with respect to Restricted Units under appropriate circumstances (including the death, permanent disability or retirement of the participant or a material change in circumstances).

     Any performance targets applicable to Restricted Shares or Restricted Units will be determined by the Compensation Committee but in the case of awards intended to qualify as "performance-based" for purposes of Section 162(m) of the Internal Revenue Code will include specified levels of one or more of operating income, return on stockholders' equity, return on investment, return on invested assets, stock price appreciation, earnings before interest, taxes, depreciation and amortization, cash flow, sales growth, margin improvement, income before taxes (IBT), IBT margin, working capital performance, earnings per share, growth in earnings per share, expense targets, productivity targets or ratios, attainment of specific milestones in connection with strategic initiatives and/or customer satisfaction (the "Performance Goals").

     PERFORMANCE AWARDS. The Compensation Committee may grant performance awards to participants under such terms and conditions as the Compensation Committee deems appropriate. A performance award entitles a participant to receive a payment from the Company, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of Common Stock or a combination thereof, as determined by the Compensation Committee.

     Award periods and performance targets will be determined by the Compensation Committee. In the case of awards intended to qualify as "performance-based" for purposes of Section 162(m) of the Internal Revenue Code will include specified levels of one or more of the Performance Goals. When circumstances occur which cause predetermined performance targets to be an inappropriate measure of achievement, the Compensation Committee, at its discretion, may adjust the performance targets.

     OTHER STOCK-BASED AWARDS. The Compensation Committee may make other awards of stock purchase rights or cash awards, Common Stock awards or other types of awards that are valued in whole or in part by reference to the value of the Common Stock. The Compensation Committee will determine the conditions and terms that apply to these awards.

     SHORT-TERM CASH AWARDS. The Compensation Committee may make performance-based annual cash incentive awards to employees using whatever performance criteria the Compensation Committee deems appropriate. For those employees whom the Compensation Committee determines to be subject to Section 162(m) of the Internal Revenue Code, however, annual cash incentive awards that are intended to qualify as "performance-based" compensation will be based only on attainment of specified levels of the Performance Goals. In administering the incentive program and determining short-term incentive awards, the Compensation Committee will not have the flexibility to pay a covered executive more than the incentive amount indicated by the executive's attainment under the applicable payment schedule. The Compensation Committee will have the flexibility, however, to reduce this amount.

     CHANGE IN CONTROL. In the event of a change in control of the Company as defined in the Amended Plan, all stock options and stock appreciation rights will immediately become exercisable, the restrictions on all Restricted Shares and Restricted Units will immediately lapse and all performance awards will immediately become payable.

     FEDERAL INCOME TAX CONSEQUENCES. The following is a summary of the principal federal income tax consequences of Incentive Plan benefits under present tax law. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

     Stock Options. No tax is incurred by the participant, and no amount is deductible by the Company, upon the grant of a nonqualified stock option. At the time of exercise of such an option, the difference between the exercise price and the fair market value of the Common Stock will constitute ordinary income to the participant. The Company will be allowed a deduction equal to the amount of ordinary income recognized by the participant.

     In the case of incentive stock options, although no income is recognized upon exercise and the Company is not entitled to a deduction, the excess of the fair market value of the Common Stock on the date of exercise over the exercise price is counted in determining the participant's alternative minimum taxable income. If the participant does not dispose of the shares acquired on the exercise of an incentive stock option within one year after their receipt and within two years after the grant of the incentive stock option, gain or loss recognized on the disposition of the shares will be treated as long-term capital gain or loss. In the event of an earlier disposition of shares acquired upon the exercise of an incentive stock option, the participant may recognize ordinary income, and if so, the Company will be entitled to a deduction in a like amount.

     Stock Appreciation Rights. The participant will not recognize any income at the time of grant of a stock appreciation right. Upon the exercise of a stock appreciation right, the cash and the value of any Common Stock received will constitute ordinary income to the participant. The Company will be entitled to a deduction in the amount of such income at the time of exercise.

     Restricted Shares. A participant will normally not recognize taxable income upon an award of Restricted Shares, and the Company will not be entitled to a deduction until the lapse of the applicable restrictions. Upon the lapse of the restrictions, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the Common Stock as to which the restrictions have lapsed, and the Company will be entitled to a deduction in the same amount. However, a participant may elect under Section 83(b) of the Internal Revenue Code to recognize taxable ordinary income in the year the Restricted Shares are awarded in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. In such event, the Company will then be entitled to a deduction in the same amount. Any gain or loss subsequently recognized by the participant will be a capital gain or loss.

     Restricted Units. A participant will normally not recognize taxable income upon an award of Restricted Shares, and the Company will not be entitled to a deduction until the lapse of the applicable restrictions. Upon the lapse of the restrictions and the issuance of the earned shares, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the Common Stock received and the Company will be entitled to a deduction in the same amount.

     Performance Awards, Other Stock-Based Awards and Short-Term Cash Awards. Normally, a participant will not recognize taxable income upon the award of such grants. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any Common Stock received will constitute ordinary income to the participant. The Company will also then be entitled to a deduction in the same amount.

PLAN BENEFITS

     The following table shows the number of shares of Common Stock that will be subject to stock option awards granted under the Amended Plan in fiscal year 2003 to non-employee directors, as a group. The stock compensation plan for certain non-employee directors provides for an automatic annual grant of 5,000 non-qualified stock options per director. There are currently no committed future grants to the Company's executive officers and non-executive employees under the Amended Plan. Refer to the Summary Compensa-tion Table of this proxy statement for information regarding option grants to the Company's named executive officers in the last three fiscal years.

                                 PLAN BENEFITS
                         1999 LONG-TERM INCENTIVE PLAN

                                                                  NUMBER OF
                                                                  SHARES OF
                                                                 COMMON STOCK
                                                                  UNDERLYING
                           GROUP                                  THE OPTION
                           -----                               ----------------
Roy W. Haley,...............................................         (1)
  Chairman and Chief Executive Officer
Stephen A. Van Oss..........................................         (1)
  Vice President, Chief Financial Officer
William M. Goodwin..........................................         (1)
  Vice President, Operations
James H. Mehta..............................................         (1)
  Vice President, Business Development
Donald H. Thimjon...........................................         (1)
  Vice President, Operations
Executive Group.............................................         (1)
Non-Executive Director Group................................        35,000
Non-Executive Officer Employee Group........................         (1)

---------------

(1) While the Company's executive officers and key employees are eligible to participate in the Amended Plan, there is no currently outstanding commitment to make awards to any employee.

VOTE REQUIRED

     Approval of the Amended Plan will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy and voting at the Annual Meeting, assuming the presence of a quorum. If the stockholders do not approve the Amended Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.

BOARD RECOMMENDATION

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDED PLAN AND RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" ADOPTION OF THE AMENDED PLAN.

CERTAIN TRANSACTIONS AND RELATIONSHIPS WITH THE COMPANY

     AMENDED AND RESTATED REGISTRATION AND PARTICIPATION AGREEMENT. In connection with the Company's recapitalization in 1998, an investor group led by The Cypress Group L.L.C. ("Cypress"), which included, among others, Chase Capital Partners and Co-Investment Partners, L.P. and Clayton, Dublier & Rice ("CD&R"), Westinghouse and the Company entered into a registration and participation agreement (the "Registration and Participation Agreement"), which amended and restated the previous agreement among CD&R, Westinghouse, and the Company, to reflect, among other things, the succession of the investor group to CD&R's and Westinghouse's rights and obligations thereunder. Among other things, the Registration and Participation Agreement provides that so long as Cypress owns any of the Company's securities, Cypress shall have the right to designate one director to the Board and to the Board of Directors of WESCO Canada. At the time the Company entered the Registration and Participation Agreement, no persons affiliated with Cypress served on the Board, and the Company's management believes the transaction was made on an arms-length basis on terms no less favorable to the Company than otherwise could have been obtained.

     MANAGEMENT STOCKHOLDERS. Each member of management who holds common stock is a party to a stock subscription agreement with the Company, which provides that each management stockholder is entitled to certain benefits of, and bound by certain obligations in, the Registration and Participation Agreement, including certain registration rights thereunder.

                               SECURITY OWNERSHIP

     The following table sets forth the beneficial ownership of the Company's Common Stock as of April 7, 2003, by each person or group known by the Company to beneficially own more than five percent of the outstanding Common Stock, each director, and the executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group. Unless otherwise indicated, the holders of all shares shown in the table have sole voting and investment power with respect to such shares. In determining the number and percentage of shares beneficially owned by each person, shares that may be acquired by such person pursuant to options or convertible stock exercisable or convertible within 60 days of the date hereof are deemed outstanding for purposes of determining the total number of outstanding shares for such person and are not deemed outstanding for such purpose for all other stockholders.

                                                              SHARES BENEFICIALLY   PERCENT OWNED
NAME                                                               OWNED(4)         BENEFICIALLY
----                                                          -------------------   -------------
Cypress Merchant Banking Partners L.P.(1)...................      18,580,966            41.2%
  c/o The Cypress Group L.L.C
  65 East 55th Street
  New York, New York 10222
Cypress Offshore Partners L.P. (1)..........................         962,370             2.1%
  Bank of Bermuda (Cayman) Limited
  P.O. Box 513, G.T
  Third Floor -- British America Tower
  George Town, Grand Cayman
  Cayman Islands, B.W.I
JPMorgan Partners (BHCA), L.P.(2)...........................       4,653,131            10.3%
  c/o JPMorgan Partners, L.L.C
  1221 Avenue of the Americas, 39th Floor
  New York, New York 10020
Co-Investment Partners, L.P.................................       4,653,189            10.3%
  c/o CIP Partners, LLC
  660 Madison Avenue
  New York, New York 10021
James L. Singleton (1)......................................      19,543,336            43.4%
James A. Stern (1)..........................................      19,543,336            43.4%
Roy W. Haley................................................       3,129,575             6.7%
James H. Mehta..............................................       1,079,271             2.4%
William M. Goodwin..........................................         380,035               *
Donald H. Thimjon...........................................         377,475               *
Stephen A. Van Oss..........................................         191,927               *
Robert J. Tarr, Jr..........................................          57,396               *
Kenneth L. Way..............................................         117,673               *
Michael J. Cheshire.........................................          35,673               *
George L. Miles, Jr.........................................          11,501               *
Robert Q. Bruhl.............................................             100               *
Sandra Beach Lin............................................              --              --
William J. Vareschi.........................................              --              --
All executive officers and directors as a group (19)
  persons(3)................................................      26,441,334            54.4%

---------------

 *  Indicates ownership of less than 1% of the Common Stock.

(1) Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P. are affiliates of Cypress. The general partner of Cypress Merchant Banking Partners L.P. and Cypress Offshore Partners L.P. is Cypress Associates L.P., and The Cypress Group L.L.C. is the general partner of Cypress Associates L.P. Messrs. Singleton and Stern are members of Cypress and may be deemed to share beneficial ownership of the shares of common stock shown as beneficially owned by such Cypress funds. Such individuals disclaim beneficial ownership of such shares.

(2) These shares constitute shares of non-voting Class B Common Stock which are convertible at any time into voting Class A Common Stock at the option of the holder.

(3) Included in this figure are 3,544,918 shares that may be acquired by the executive officers and directors pursuant to options or convertible stock exercisable or convertible within 60 days of the date hereof.

(4) Included in this figure are 39,382 shares of Common Stock that have been earned by certain non-employee Directors pursuant to the Deferred Compensation Plan for Non-Employee Directors (see Compensation of Directors).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors, its executive officers, and any persons beneficially holding more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the Commission and the New York Stock Exchange. Specific due dates for these reports have been established. The Company is required to report in this proxy statement any failure to file by these dates. To the Company's knowledge, for the fiscal year ended December 31, 2002, each officer and director of the Company timely filed all such required reports, except that the Company inadvertently filed Form 4 late for Daniel A. Brailer with respect to certain options granted to him by the Company.

                            INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP has served as the independent accountants for Fiscal 2002. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, and will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                 STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Rule 14a-8 of the Exchange Act contains the procedures for including certain stockholder proposals in the Company's proxy statement and related materials. The deadline for submitting a stockholder proposal pursuant to Rule 14a-8 for the 2003 Annual Meeting of Stockholders of the Company is December 31, 2002. With respect to any stockholder proposal outside the procedures provided in Rule 14a-8 and received by the Company no later than December 31, 2002, the Company may be required to include certain limited information concerning such proposal in the Company's proxy statement so that proxies solicited for the 2003 Annual Meeting of Stockholders may confer discretionary authority to vote on any such matter. Any stockholder proposals should be addressed to the Secretary of the Company, 225 West Station Square Drive, Suite 700, Pittsburgh, Pennsylvania 15219.

                                   APPENDIX A

                           WESCO INTERNATIONAL, INC.

                         1999 LONG-TERM INCENTIVE PLAN

                     (AS RESTATED EFFECTIVE APRIL 15, 2003)

                                   ARTICLE I

                        PURPOSE AND ADOPTION OF THE PLAN

     1.01 PURPOSE. The purpose of the WESCO International, Inc. 1999 Long-Term Incentive Plan (as the same may be amended from time to time, the "Plan") is to assist WESCO International, Inc., a Delaware corporation (the "Company"), and its Subsidiaries (as defined below) in attracting and retaining highly competent key employees and non-employee directors and to act as an incentive in motivating selected key employees and non-employee directors of the Company and its Subsidiaries (as defined below) to achieve long-term corporate objectives.

     1.02 ADOPTION AND TERM. The Plan was initially approved by the Board of Directors of the Company (the "Board") and the stockholders of the Company to be effective as of May 11, 1999, the effective date of the initial public offering of the Company's Common Stock (the "Effective Date"). This is a complete restatement of the Plan effective April 15, 2003. The Plan shall remain in effect until terminated by action of the Board; provided, however, that no Incentive Stock Option (as defined below) may be granted hereunder after the tenth anniversary of the Effective Date and the provisions of Articles VII and VIII with respect to the Performance Goals (as defined below) applicable to performance-based awards to "covered employees" under Section 162(m) of the Code (as defined below) shall expire as of the fifth anniversary of the date of the Company's 2003 Annual Meeting of Shareholders unless such provisions are re-approved by the shareholders before such date.

                                   ARTICLE II

                                  DEFINITIONS

     For the purposes of this Plan, capitalized terms shall have the following meanings:

     2.01 ACCELERATED OWNERSHIP OPTIONS shall have the meaning given to such term in Section 6.04.

     2.02 ACQUIRING CORPORATION shall have the meaning given to such term in
Section 11.08(b).

     2.03 AWARD means any grant to a Participant of one or a combination of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights or Stock Units described in Article VI, Restricted Shares or Restricted Units described in Article VII, Performance Awards described in Article VIII, other stock-based Awards described in Article IX and short-term cash incentive Awards described in Article X.

     2.04 AWARD AGREEMENT means a written agreement between the Company and a Participant or a written notice from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

     2.05 AWARD PERIOD means, with respect to an Award, the period of time set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

     2.06 BENEFICIARY means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company or by operation of law, succeeds to the rights and obligations of the Participant under the Plan and an Award Agreement upon the Participant's death.

     2.07 BOARD shall have the meaning given to such term in Section 1.02.

     2.08 CHANGE IN CONTROL means the first to occur of the following events after the Effective Date: the acquisition by any person, entity or "group" (as defined in Section 13(d) of the Securities Exchange Act of

1934, as amended), other than the Company, its Subsidiaries, any employee benefit plan of the Company or its Subsidiaries, or Cypress Merchant Banking Partners L.P. or any successor investment vehicle, of 30% or more of the combined voting power of the Company's then outstanding voting securities; (b) the merger or consolidation of the Company, as a result of which persons who were stockholders of the Company immediately prior to such merger or consolidation, do not, immediately thereafter, own, directly or indirectly, more than 70% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company; (c) the liquidation or dissolution of the Company; (d) the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, affiliates of the Company; and (e) during any period of not more than two years, individuals who constitute the Board as of the beginning of the period and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a) or (b) of this sentence) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at such time or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board.

     2.09 CODE means the Internal Revenue Code of 1986, as amended. References to a section of the Code include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

     2.10 COMMITTEE means the Compensation Committee of the Board.

     2.11 COMPANY shall have the meaning given to such term in Section 1.01.

     2.12 COMMON STOCK means Common Stock of the Company.

     2.13 DATE OF GRANT means the date as of which the Committee grants an Award. If the Committee contemplates an immediate grant to a Participant, the Date of Grant shall be the date of the Committee's action. If the Committee contemplates a date on which the grant is to be made other than the date of the Committee's action, the Date of Grant shall be the date so contemplated and set forth in or determinable from the records of action of the Committee; provided, however, that the Date of Grant shall not precede the date of the Committee's action.

     2.14 EFFECTIVE DATE shall have the meaning given to such term in Section 1.02.

     2.15 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

     2.16 EXERCISE PRICE shall have the meaning given to such term in Section 6.01(b).

     2.17 EXTRAORDINARY TERMINATION shall have the meaning given to such term in
Section 6.03(e).

     2.18 FAIR MARKET VALUE means a price that is based on the opening, closing, actual, high, low, or average selling prices of a share of Common Stock on the New York Stock Exchange ("NYSE") or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Such definition of Fair Market Value shall be specified in the Award Agreement and may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, or settlement or payout of an Award. If, however, the accounting standards used to account for equity awards granted to Participants are substantially modified subsequent to the Effective Date of the Plan, the Committee shall have the ability to determine Fair Market Value based on the relevant facts and circumstances. If shares of Common Stock are not traded on an established stock exchange, Fair Market Value shall be determined by the Committee in good faith.

     2.19 INCENTIVE STOCK OPTION means a stock option within the meaning of
Section 422 of the Code.

     2.20 MERGER means any merger, reorganization, consolidation, share exchange, transfer of assets or other transaction having similar effect involving the Company.

     2.21 NON-QUALIFIED STOCK OPTION means a stock option which is not an Incentive Stock Option.

     2.22 OPTIONS mean all Non-Qualified Stock Options and Incentive Stock Options.

     2.23 ORIGINAL OPTION shall have the meaning given to such term in Section 6.04.

     2.24 PARTICIPANT means a person designated to receive an Award under the Plan in accordance with Section 5.01.

     2.25 PERFORMANCE AWARDS means Awards granted in accordance with Article
VIII.

     2.26 PERFORMANCE GOALS means any of the following (in absolute terms or relative to one or more other companies or indices): operating income, return on stockholders' equity, return on investment, return on invested assets, stock price appreciation, earnings before interest, taxes, depreciation and amortization, cash flow, sales growth, margin improvement, income before taxes
(IBT), IBT margin, working capital performance, earnings per share, growth in earnings per share, expense targets, productivity targets or ratios, attainment of specific milestones in connection with strategic initiatives and/or customer satisfaction.

     2.27 PERMANENT DISABILITY means a physical or mental disability or infirmity that prevents the performance of a Participant's employment-related duties lasting (or likely to last, based on competent medical evidence presented to the Board) for a period of six months or longer. The Board's reasoned and good faith judgment of Permanent Disability shall be final and shall be based on such competent medical evidence as shall be presented to it by such Participant or by any physician or group of physicians or other competent medical expert employed by the Participant or the Company to advise the Board.

     2.28 PLAN shall have the meaning given to such term in Section 1.01.

     2.29 PRIOR PLANS shall have the meaning given to such term in Section 4.01.

     2.30 RESTRICTED SHARES means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

     2.31 RESTRICTED UNIT means units representing the right to receive Common Stock in the future subject to restrictions imposed in connection with Awards granted under Section 8.

     2.32 RETIREMENT means a Participant's retirement at or after age 65.

     2.33 STOCK APPRECIATION RIGHTS means Awards granted in accordance with
Article VI.

     2.34 STOCK UNITS means Awards consisting of the right to receive shares of Common Stock in the future.

     2.35 SUBSIDIARY means a subsidiary of the Company within the meaning of
Section 424(f) of the Code.

                                  ARTICLE III

                                 ADMINISTRATION

     3.01 COMMITTEE. The Plan shall be administered by the Committee. The Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee may, subject to compliance with applicable legal requirements, with respect to Participants who are not subject to Section 16(b) of the Exchange Act or Section 162(m) of the Code, delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company. In addition, the Board may exercise any of the authority conferred upon the Committee hereunder. In the event of any such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer to the delegate of the Committee or the Board, as the case may be.

     3.02 INDEMNIFICATION. Each person who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with the Plan shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                   ARTICLE IV

                                     SHARES

     4.01 NUMBER OF SHARES ISSUABLE. The total number of shares of Common Stock authorized to be issued under the Plan shall be the sum of (a) 6,936,000 shares,
(b) the number of shares of Common Stock covered by any unexercised portions of stock options granted under the Company's 1994 Stock Option Plan, 1998 Stock Option Plan or Stock Option Plan for Branch Employees (the "Prior Plans") that are canceled or terminated after the Effective Date and (c) the number of shares of Common Stock surrendered by Participants after the Effective Date to pay all or a portion of the exercise price and/or withholding taxes with respect to the exercise of stock options granted under any of the Prior Plans. The number of shares available for issuance under the Plan shall be subject to adjustment in accordance with Section 11.08. The shares to be offered under the Plan shall be authorized and unissued shares of Common Stock, or issued shares of Common Stock which will have been reacquired by the Company.

     4.02 SHARES SUBJECT TO TERMINATED AWARDS. Shares of Common Stock covered by any unexercised portions of terminated Options (including canceled Options), Stock Appreciation Rights or Stock Units granted under Article VI, terminated Restricted Units or shares of Common Stock forfeited as provided in Article VII and shares of Common Stock subject to any Award that are otherwise surrendered by a Participant or terminated may be subject to new Awards under the Plan. If any shares of Common Stock are withheld from those otherwise issuable or are tendered to the Company, by attestation or otherwise, in connection with the exercise of an Option, only the net number of shares of Common Stock issued as a result of such exercise shall be deemed delivered for purposes of determining the maximum number of shares available for delivery under the Plan.

                                   ARTICLE V

                                 PARTICIPATION

     5.01 ELIGIBLE PARTICIPANTS. Participants in the Plan shall be such key employees and non-employee directors of the Company and its Subsidiaries as the Committee, in its sole discretion, may designate from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards in any other year. The designation of a Participant to receive an Award under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the types and amounts of their respective Awards. The Committee may grant Awards from time to time on a discretionary basis and/or provide for automatic Awards on a formula basis to a Participant or designated group of Participants. Subject to adjustment in accordance with Section 11.08, during any calendar year no Participant shall be granted Awards in respect of more than 1,000,000 shares of Common Stock (whether through grants of Options, Stock Appreciation Rights or other Awards of Common Stock or rights with respect thereto) and $2 million in cash; provided, however, that if it is the Committee's intention as of the Date of Grant of an Award, as evidenced by the applicable Award Agreement, that such Award shall be earned by the Participant over a period of more than one calendar year, then for purposes of applying the foregoing per calendar year limitations, the shares of Common Stock and/or cash subject to such Award shall be allocated to the first calendar year in which such shares and/or cash may be earned (determined without regard to possible vesting as a result of a Change in Control or pursuant to any provision of this Plan authorizing the Committee to accelerate the vesting of an Award).

                                   ARTICLE VI

                                 STOCK OPTIONS

     6.01 OPTION AWARDS.

     (A) GRANT OF OPTIONS. The Committee may grant, to such Participants as the Committee may select, Options entitling the Participants to purchase shares of Common Stock from the Company in such numbers, at such prices, and on such terms and subject to such conditions, not inconsistent with the terms of the Plan, as may be established by the Committee. The terms of any Option granted under the Plan shall be set forth in an Award Agreement.

     (B) EXERCISE PRICE OF OPTIONS. The exercise price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan (the "Exercise Price") shall be determined by the Committee; provided, however, that, except in the case of any substituted Options described in Section 11.08(c), the Exercise Price shall in all cases be equal to or greater than the Fair Market Value on the Date of Grant.

     (C) DESIGNATION OF OPTIONS. Except as otherwise expressly provided in the Plan, the Committee may designate, at the time of the grant of an Option, such Option as an Incentive Stock Option or a Non-Qualified Stock Option; provided, however, that an Option may be designated as an Incentive Stock Option only if the applicable Participant is an employee of the Company or a Subsidiary on the Date of Grant.

     (D) SPECIAL INCENTIVE STOCK OPTION RULES. No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company and its Subsidiaries) that would result in Incentive Stock Options to purchase shares of Common Stock with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable by such Participant in any one calendar year. Notwithstanding any other provision of the Plan to the contrary, no Incentive Stock Option shall be granted to any person who, at the time the Option is granted, owns stock (including stock owned by application of the constructive ownership rules in Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless at the time the Incentive Stock Option is granted the Exercise Price is at least 110% of the Fair Market Value on the Date of Grant of the Common Stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms is not exercisable for more than five (5) years from the Date of Grant.

     (E) RIGHTS AS A STOCKHOLDER. A Participant or a transferee of an Option pursuant to Section 11.04 shall have no rights as a stockholder with respect to the shares of Common Stock covered by an Option until that Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made with respect to any such shares of Common Stock for dividends in cash or other property or distributions of other rights on the Common Stock for which the record date is prior to the date on which that Participant or transferee shall have become the holder of record of any shares covered by such Option; provided, however, that Participants are entitled to the adjustments set forth in Section 11.08.

     6.02 STOCK APPRECIATION RIGHTS.

     (A) STOCK APPRECIATION RIGHT AWARDS. The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant (including Options granted under this Plan or any other plans of the Company). Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Option; provided, however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and (iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).

     (B) EXERCISE PRICE. The Exercise Price established under any Stock Appreciation Right granted under this Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Exercise Price of the related Option. Upon exercise of Stock Appreciation Rights, the number of shares subject to exercise under any related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which are surrendered as a result of the exercise of such Stock Appreciation Rights.

     (C) PAYMENT OF INCREMENTAL VALUE. Any payment which may become due from the Company by reason of a Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash,
(ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

     (D) SUBSTITUTION OF STOCK APPRECIATION RIGHTS FOR OPTIONS. In the event the Company no longer uses APB Opinion 25 to account for equity compensation and is required to or elects to expense the cost of stock options pursuant to FAS No. 123 (or a successor standard), the Committee shall have the ability, without Participant consent, to substitute Stock Appreciation Rights paid only in shares of Common Stock for outstanding Options (including Options granted under this Plan or any other plans of the Company); provided, the terms of the substituted Stock Appreciation Rights are the same as the terms for the Options and the difference between the Fair Market Value of the underlying shares of Common Stock and the Exercise Price of the Stock Appreciation Rights is equivalent to the difference between the Fair Market Value of the underlying shares of Common Stock and the Exercise Price of the Options. If this provision creates adverse accounting consequences for the Company, it shall be considered null and void.

     6.03 TERMS OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     (A) CONDITIONS ON EXERCISE. An Award Agreement with respect to Options and Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.

     (B) DURATION OF OPTIONS AND STOCK APPRECIATION RIGHTS. Options and Stock Appreciation Rights shall terminate after the first to occur of the following events:

          (i) Expiration of the Option and Stock Appreciation Rights as provided in the related Award Agreement; or

          (ii) Termination of the Award as provided in Section 6.03(e) following the Participant's Termination of Employment; or

          (iii) Ten years from the Date of Grant.

     (C) ACCELERATION OF EXERCISE TIME. The Committee, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable at any time after the Date of Grant, to permit the exercise of any Option and Stock Appreciation Rights prior to the time such Option and Stock Appreciation Rights would otherwise become exercisable under the terms of the related Award Agreement.

     (D) EXTENSION OF EXERCISE TIME. In addition to the extensions permitted under Section 6.03(e) in the event of Termination of Employment, the Committee, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of any Option or Stock Appreciation Right after its expiration date described in Section 6.03(e), subject, however, to the limitations described in Sections 6.03(b)(i) and (iii).

     (E) EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS UPON TERMINATION OF EMPLOYMENT.

          (I) EXTRAORDINARY TERMINATION. Unless otherwise provided in the Award Agreement or otherwise determined by the committee at the Date of Grant, in the event that a Participant's employment with the Company and the Subsidiaries terminates by reason of the Participant's death, permanent Disability or Retirement (each an "Extraordinary Termination"), then any Options and Stock Appreciation Rights held by the Participant and then exercisable shall remain exercisable solely until the first to occur of (i) the first anniversary of the Participant's termination of employment or
     (ii) the expiration of the term of the Option or Stock Appreciation Rights unless the exercise period is extended by the Committee in accordance with
     Section 6.03(d). Any Options and Stock Appreciation Rights held by the Participant that are not exercisable at the date of the Extraordinary Termination shall terminate and be cancelled immediately upon such Extraordinary Termination, and any Options and Stock Appreciation Rights described in the preceding sentence that are not exercised within the period described in such sentence shall terminate and be cancelled upon the expiration of such period.

          (II) OTHER TERMINATION OF EMPLOYMENT. Unless otherwise provided in the Award Agreement or otherwise determined by the Committee at or after the Date of Grant, in the event that a Participant's employment with the Company and the Subsidiaries terminates for any reason other than an Extraordinary Termination, any Options and Stock Appreciation Rights held by such Participant that are exercisable as of the date of such termination shall remain exercisable for a period of 60 days (or, if shorter, during the remaining term of the Options and Stock Appreciation Rights), unless the exercise period is extended by the Committee in accordance with Section 6.03(d). Any Options and Stock Appreciation Rights held by the Participant that are not exercisable at the date of the Participant's termination of employment shall terminate and be cancelled immediately upon such termination, and any Options and Stock Appreciation Rights described in the preceding sentence that are not exercised within the period described in such sentence shall terminate and be cancelled upon the expiration of such period.

     6.04 ACCELERATED OWNERSHIP OPTIONS. With respect to any Option or any stock option granted under the terms of one of the Prior Plans or otherwise (an "Original Option"), the Committee shall have the authority to specify, at or after the time of grant of such Original Option, that, subject to the availability of shares of Common Stock under the Plan, a Participant shall be granted a new option (referred to as an "Accelerated Ownership Option") in the event (i) such Participant exercises all or a part of such Original Option by surrendering previously acquired shares of Common Stock in full or partial payment of the exercise price under such Original Option, and/or (ii) a Participant's withholding tax obligation with respect to the exercise of an Original Option is satisfied in whole or in part by the delivery of previously acquired shares of Common Stock by the Participant to the Company or the withholding of shares of Common Stock from the shares otherwise issuable to the Participant upon the exercise of the Original Option. Each such Accelerated Ownership Option shall cover a number of shares of Common Stock equal to the number of shares of Common Stock surrendered in payment of the exercise price under such Original Option and/or surrendered or withheld to pay withholding taxes with respect to such Original Option. Each such Accelerated Ownership Option shall have an Exercise Price per share of Common Stock equal to the Fair Market Value of the Common Stock on the date of exercise of the Original Option in respect of which the Accelerated Ownership Option was granted and shall expire on the stated expiration date of the Original Option. An Accelerated Ownership Option shall be exercisable at any time and from time to time from and after the Date of Grant of such Accelerated Ownership Option, subject to such restrictions on exercisability as may be imposed in the discretion of the Committee. Any Accelerated Ownership Option may provide for the grant, when exercised, of subsequent Accelerated Ownership Options to the extent and upon such terms and conditions, consistent with this Section 6.04, as the Committee in its sole discretion shall specify at or after the time of grant of such Accelerated Ownership Option. An Accelerated Ownership Option shall contain such other terms and conditions, which may include a restriction on the transferability of the shares of Common Stock received upon exercise of the Accelerated Ownership Option, as the Committee in its sole discretion shall deem desirable and which may be set forth in rules or guidelines adopted by the Committee or in the Award Agreements evidencing the Accelerated Ownership Options.

     6.05 OPTION EXERCISE PROCEDURES. Each Option and Stock Appreciation Right granted under the Plan shall be exercised by written notice to the Company which must be received by the officer or employee of the Company designated in the Award Agreement at or before the close of business on the expiration date of the Award. The Exercise Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that in lieu of such cash a Participant may (if authorized by the Committee) pay the Exercise Price in whole or in part by delivering (actually or by attestation) to the Company shares of the Common Stock having a Fair Market Value on the date of exercise of the Option equal to the Exercise Price for the shares being purchased; except that (i) any portion of the Exercise Price representing a fraction of a share shall in any event be paid in cash and (ii) unless the Committee determines otherwise, no shares of the Common Stock which have been held for less than six months may be delivered in payment of the Exercise Price of an Option. Payment may also be made, in the discretion of the Committee, by the delivery (including, without limitation, by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to the Company to pay for the Exercise Price. The date of exercise of an Option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the Option shall, as between the Company and such person, be considered for all purposes to be the owner of the shares of Common Stock with respect to which the Option has been exercised. Any part of the Exercise Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any shares of Common Stock transferred to the Company as payment of all or part of the Exercise Price upon the exercise of any Option shall be held as treasury shares.

     6.06 DEFERRED DELIVERY OF OPTION SHARES. In lieu of exercising an Option for the immediate delivery of the underlying shares of Common Stock, a Participant shall have the right, in accordance with procedures established by the Committee, to elect to receive Stock Units which do not reflect current ownership of shares of Common Stock, but rather the right to receive delivery of shares at a later date. Upon such an exercise of an Option, a book account maintained by the Company for the Participant shall be credited with the shares of Common Stock otherwise issuable upon the exercise. The number of shares of Common Stock credited to the account shall be delivered to the Participant at a later date specified by the Participant at the time of the election. During the deferral period, in the discretion of the Committee, either (i) the account shall be credited with additional Stock Units reflecting the dividends that would have been received on the Stock Units if those dividends were reinvested in additional shares of Common Stock or (ii) the deemed dividends shall be paid to the Participant currently in cash. During the deferral period, the Company's obligation to the Participant shall be an unfunded, unsecured promise to deliver shares of Common Stock at the end of the deferral period.

     6.07 CHANGE IN CONTROL. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Options and Stock Appreciation Rights outstanding on the date of such Change in Control shall become immediately and fully exercisable. Unless otherwise determined by the Committee, the provisions of this Section 6.07 shall not be applicable to any Options and Stock Appreciation Rights granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock.

                                  ARTICLE VII

                     RESTRICTED SHARES AND RESTRICTED UNITS

     7.01 RESTRICTED SHARE AND RESTRICTED UNIT AWARDS. The Committee may grant to any Participant a Restricted Share Award consisting of such number of shares of Common Stock on such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. The Committee may also grant Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to the achievement of one or more goals relating to the completion of service by the Participant and/or the achievement of performance or other objectives. With respect to performance-based Awards of Restricted Shares or Restricted Units intended to qualify for deductibility under the "performance-based" compensation exception contained in Section 162(m) of the Code, performance targets will consist of specified levels of one or more of the Performance Goals. The terms of any Restricted Share and Restricted Unit Awards granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

     (A) ISSUANCE OF RESTRICTED SHARES. As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company or its agent, shares of Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All shares of Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the applicable Award Agreements entered into by the appropriate Participants. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.01(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.01(d), free of any restrictions set forth in the Plan and the related Award Agreement shall be delivered to the Participant.

     (B) STOCKHOLDER RIGHTS. Beginning on the Date of Grant of a Restricted Share Award and subject to execution of the related Award Agreement as provided in Section 7.01(a), and except as otherwise provided in such Award Agreement, the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any shares of Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.01(a).

     (C) RESTRICTION ON TRANSFERABILITY. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code), pledged or sold prior to the lapse of the restrictions applicable thereto.

     (D) DELIVERY OF SHARES UPON VESTING. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 7.03, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 11.05, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

     7.02 TERMS OF RESTRICTED SHARES.

     (A) FORFEITURE OF RESTRICTED SHARES. Subject to Sections 7.02(b) and 7.03, Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or a Subsidiary until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

     (B) WAIVER OF FORFEITURE PERIOD. Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or Retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

     7.03 RESTRICTED STOCK UNITS. Restricted Unit Awards shall be subject to the restrictions, terms and conditions contained in the Plan and the applicable Award Agreements entered into by the appropriate Participants. Until the lapse or release of all restrictions applicable to an Award of Restricted Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a stockholder of the Company with respect to the shares of Common Stock covered by such Restricted Unit Award. Upon the lapse or release of all restrictions with respect to a Restricted Unit Award, one or more share certificates, registered in the name of the Participant, for an appropriate number of shares, free of any restrictions set forth in the Plan and the related Award Agreement shall be delivered to the Participant. A Participant's Restricted Unit Award shall not be contingent on any payment by or consideration from the Participant other than the rendering of services. Notwithstanding anything contained in this Section 7.03 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, Permanent Disability or Retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Units) as the Committee shall deem appropriate.

     7.04 CHANGE IN CONTROL. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all restrictions applicable to Restricted Share and Restricted Unit Awards shall terminate fully and the Participant shall immediately have the right to the delivery of share certificates. Unless otherwise determined by the Committee, the provisions of this Section 7.04 shall not be applicable to any Restricted Shares and Restricted Units granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock.

                                  ARTICLE VIII

                               PERFORMANCE AWARDS

     8.01 PERFORMANCE AWARDS.

     (A) AWARD PERIODS AND DETERMINATIONS OF AWARDS. The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. Performance Awards may be made in conjunction with, or in addition to, Restricted Share Awards made under Article VII. The Award Period shall be two or more fiscal or calendar years or other annual periods as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

     (B) PERFORMANCE TARGETS. The performance targets may include such goals related to the performance of the Company and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards intended to qualify for deductibility under the "performance-based" compensation exception contained in Section 162(m) of the Code, the targets will consist of specified levels of one or more of the Performance Goals. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period. Except to the extent inconsistent with the performance-based compensation exception under Section 162(m) of the Code, in the case of Performance Awards granted to Participants to whom such section is applicable, the Committee, in its discretion, but only under extraordinary circumstances as determined by the Committee, may change any prior determination of performance targets for any Award Period at any time prior to the final determination of the value of a related Performance Award when events or transactions occur to cause such performance targets to be an inappropriate measure of achievement.

     (C) EARNING PERFORMANCE AWARDS. The Committee, on or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the applicable Performance Award to be earned based upon the degree of attainment of performance targets.

     (D) PAYMENT OF EARNED PERFORMANCE AWARDS. Payments of earned Performance Awards shall be made in cash or shares of Common Stock or a combination of cash and shares of Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may provide such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

     8.02 TERMS OF PERFORMANCE AWARDS.

     (A) TERMINATION OF EMPLOYMENT.  Unless otherwise provided below or in
Section 8.03, in the case of a Participant's Termination of Employment prior to the end of an Award Period, the Participant will not have earned any Performance Awards for that Award Period.

     (B) RETIREMENT. If a Participant's Termination of Employment is because of Retirement prior to the end of an Award Period, the Participant will not be paid any Performance Award, unless the Committee, in its sole and exclusive discretion, determines that an Award should be paid. In such a case, the Participant shall be entitled to receive a pro-rata portion of his or her Award as determined under subsection (d).

     (C) DEATH OR DISABILITY. If a Participant's Termination of Employment is due to death or to disability (as determined in the sole and exclusive discretion of the Committee) prior to the end of an Award Period, the Participant or the Participant's personal representative shall be entitled to receive a pro-rata share of his or her Award as determined under subsection (d).

     (D) PRO-RATA PAYMENT. The amount of any payment to be made to a Participant whose employment is terminated by Retirement, death or disability (under the circumstances described in subsections (b) and (c)) will be the amount determined by multiplying (i) the amount of the Performance Award that would have been earned through the end of the Award Period had such employment not been terminated by (ii) a fraction, the numerator of which is the number of whole months such Participant was employed during the Award Period, and the denominator of which is the total number of months of the Award Period. Any such payment made to a Participant whose employment is terminated prior to the end of an Award Period shall be made at the end of such Award Period, unless otherwise determined by the Committee in its sole discretion. Any partial payment previously made or credited to a deferred account for the benefit of a Participant in accordance with Section 8.01(d) of the Plan shall be subtracted from the amount otherwise determined as payable as provided in this Section 8.02(d).

     (E) OTHER EVENTS. Notwithstanding anything to the contrary in this Article VIII, the Committee may, in its sole and exclusive discretion, determine to pay all or any portion of a Performance Award to a Participant who has terminated employment prior to the end of an Award Period under certain circumstances (including the death, disability or Retirement of the Participant or a material change in circumstances arising after the Date of Grant), subject to such terms and conditions as the Committee shall deem appropriate.

     8.03 CHANGE IN CONTROL. Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Performance Awards for all Award Periods shall immediately become fully payable (at the maximum level) to all Participants and shall be paid to Participants within thirty (30) days after such Change in Control. Unless otherwise determined by the Committee, the provisions of this Section 8.03 shall not be applicable to any Performance Awards granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock.

                                   ARTICLE IX

                            OTHER STOCK-BASED AWARDS

     9.01 GRANT OF OTHER STOCK-BASED AWARDS. Other stock-based awards, consisting of stock purchase rights, Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Company and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

     9.02 TERMS OF OTHER STOCK-BASED AWARDS. In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this
Article IX shall be subject to the following:

     (A) NON-TRANSFERABILITY. Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

     (B) INTEREST AND DIVIDENDS. If specified by the Committee in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

     (C) TERMINATION OF SERVICE. The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a termination of service prior to the exercise, realization or payment of such Award, whether such termination occurs because of Retirement, Permanent Disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

     (D) PERFORMANCE-BASED AWARDS. With respect to Awards under this Article IX intended to qualify for deductibility under the "performance-based" compensation exception contained in Section 162(m) of the Code, performance targets will consist of specified levels of one or more of the Performance Goals.

                                   ARTICLE X

                        SHORT-TERM CASH INCENTIVE AWARDS

     10.01 ELIGIBILITY. This Article X is a limited purpose provision that shall apply only in the event the Committee deems it appropriate that the Company's short-term cash incentives for executive officers of the Company who are from time to time determined by the Committee to be "covered employees" for purposes of Section 162(m) of the Code qualify for deductibility under the "performance-based" compensation exception contained in Section 162(m).

     10.02 AWARDS.

     (A) PERFORMANCE TARGETS. For each fiscal year of the Company with respect to which the Committee determines this Article X to be in effect, the Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals. Such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered "pre-established" for purposes of Section 162(m) of the Code.

     (B) AMOUNTS OF AWARDS. In conjunction with the establishment of performance targets for a fiscal year, the Committee shall adopt an objective formula (on the basis of percentages of Participants' salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained. Such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

     (C) PAYMENT OF AWARDS. Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year.

     (D) NEGATIVE DISCRETION. Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the award that would be otherwise paid.

     (E) GUIDELINES. The Committee may adopt from time to time written policies for its implementation of this Article X. Such guidelines shall reflect the intention of the Company that all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.

     10.03 NON-EXCLUSIVE ARRANGEMENT.  The adoption and operation of this
Article X shall not preclude the Board or the Committee from approving other short-term incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best interests of the Company.

                                   ARTICLE XI

             TERMS APPLICABLE TO ALL AWARDS GRANTED UNDER THE PLAN

     11.01 PLAN PROVISIONS CONTROL AWARD TERMS; SUCCESSORS. The terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan the terms of which are contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

     11.02 AWARD AGREEMENT. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or the Participant shall have received and acknowledged notice of the Award authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

     11.03 MODIFICATION OF AWARD AFTER GRANT. No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of that Award) after its Date of Grant except by express written agreement between the Company and such Participant, provided that any such change (a) may not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

     11.04 LIMITATION ON TRANSFER. Except as provided in Section 7.01(c) in the case of Restricted Shares, a Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution and, during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant, to trusts or partnerships for such family members, or to such other parties as the Committee may approve (as evidenced by the applicable Award Agreement or an amendment thereto), and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

     11.05 WITHHOLDING TAXES. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant's Award or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment of cash or issuance of shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines. With the approval of the Committee, the Participant may elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, the Fair Market Value of which is equal to the amount of withholding taxes due (the amount of withholding that may be satisfied in this manner may be limited by the Committee, in its discretion, in order to avoid adverse financial accounting consequences to the Company), (ii) by direct payment to the Company in cash of the minimum amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of withholding such shares and paying cash.

     11.06 SURRENDER OF AWARDS. Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the Participant approve.

     11.07 CANCELLATION AND RESCISSION OF AWARDS.

     (A) DETRIMENTAL ACTIVITIES. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Awards at any time if the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan, or if the Participant engages in any "Detrimental Activity." For purposes of this Section 11.07, "Detrimental Activity" shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company's business, without prior written authorization from the Company, of any confidential information or material relating to the business of the Company, acquired by the Participant either during or after employment with the Company; (iii) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; or (iv) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company.

     (b) Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. In the event a Participant fails to comply with the provisions of paragraphs (a)(i)-(iv) of this Section 11.07, if applicable, prior to, or during the six months after, any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

     11.08 ADJUSTMENTS TO REFLECT CAPITAL CHANGES.

     (A) RECAPITALIZATION. The number and kind of shares subject to outstanding Awards, the Exercise Price for such shares, the number and kind of shares available for Awards subsequently granted under the Plan, the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year and the Performance Goals and Award Periods applicable to outstanding Awards shall be appropriately adjusted to reflect any stock dividend, stock split, or share combination or any recapitalization, merger, consolidation, exchange of shares, liquidation or dissolution of the Company or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan. The

Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

     (B) CERTAIN MERGERS. After any Merger in which the Company is not the surviving corporation or pursuant to which a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, or converted into, or otherwise become shares of another corporation, the surviving, continuing, successor or purchasing corporation, as the case may be (the "Acquiring Corporation"), will either assume the Company's rights and obligations under outstanding Award Agreements or substitute awards in respect of the Acquiring Corporation's stock for outstanding Awards, provided, however, that if the Acquiring Corporation does not assume or substitute for such outstanding Awards, the Board shall provide prior to the Merger that any unexercisable and/or unvested portion of the outstanding Awards shall be immediately exercisable and vested as of a date prior to such Merger, as the Board so determines. The exercise and/or vesting of any Award that was permissible solely by reason of this Section 11.08 shall be conditioned upon the consummation of the Merger. Any Awards which are neither assumed by the Acquiring Corporation nor exercised as of the date of the Merger shall terminate effective as of the effective date of the Merger. Comparable rights shall accrue to each Participant in the event of successive Mergers of the character described above.

     (C) OPTIONS TO PURCHASE SHARES OR STOCK OF ACQUIRED COMPANIES. After any Merger in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant Options or other Awards under the provisions of the Plan, pursuant to Section 424 of the Code or as is otherwise permitted under the Code, in full or partial replacement of or substitution for old stock options granted under a plan of another party to the merger whose shares of stock subject to the old options may no longer be issued following the Merger. The manner of application of the foregoing provisions to such options and any appropriate adjustments in the terms of such stock options shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options. The foregoing shall not be deemed to preclude the Company from assuming or substituting for stock options of acquired companies other than pursuant to this Plan.

     11.09 LEGAL COMPLIANCE. Shares of Common Stock shall not be issued hereunder unless the issuance and delivery of such shares shall comply with applicable laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     11.10 NO RIGHT TO EMPLOYMENT. No Participant or other person shall have any claim of right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Company or any of its Subsidiaries.

     11.11 AWARDS NOT INCLUDABLE FOR BENEFIT PURPOSES. Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

     11.12 GOVERNING LAW. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware, other than the conflict of laws provisions thereof, and construed in accordance therewith.

     11.13 NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Company, the Committee or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

     11.14 CAPTIONS. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

     11.15 SEVERABILITY. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan, such Award and every other Award at any time granted under the Plan shall remain in full force and effect.

     11.16 AMENDMENT AND TERMINATION.

     (A) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time; provided, that no termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, materially adversely affect the right of such individual under such Award; and provided further, that no such alteration or amendment of the Plan shall, without approval by the stockholders of the Company
(a) increase the total number of shares of Common Stock which may be issued or delivered under the Plan or (b) increase the total number of shares which may be covered by Awards to any one Participant.

     (B) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not been terminated.

     11.17 EMPLOYEES BASED OUTSIDE OF THE UNITED STATES. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or directors, the Board, in its sole discretion, shall have the power and authority to:

     (A) Determine which Subsidiaries shall be covered by the Plan;

     (B) Determine which employees or directors outside the United States are eligible to participate in the Plan;

     (C) Modify the terms and conditions of any Award granted to employees or directors outside the United States to comply with applicable foreign laws;

     (D) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this
Section 11.17 by the Board shall be attached to this Plan document as appendices; and

     (E) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

     Notwithstanding the above, the Board may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law, or governing statute or any other applicable law.

           *           *           *           *          *          *

                                   APPENDIX B

                           WESCO INTERNATIONAL, INC.
                            AUDIT COMMITTEE CHARTER

PURPOSE

     The purpose of the Audit Committee is to assist the Board of Directors:

     1. in its oversight of the Company's accounting and financial reporting principles, policies and internal controls and internal audit function;

     2. in its oversight of the quality and integrity of the Company's financial statements and the independent audit thereof;

     3. in selecting (subject to shareholder approval, as applicable), evaluating and, where deemed appropriate, replacing the outside auditors;

     4. in evaluating the independence and qualification of the outside auditors;

     5. in the compliance by the Company with legal and regulatory requirements; and

     6. prepare the SEC required Audit Committee reports to be included in the Company's annual report and proxy statement.

     While certain duties and responsibilities of the Audit Committee are more specifically set forth below, the general function of the Audit Committee is oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. In addition, management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

     Each member of the Audit Committee shall rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

     The outside auditors for the Company are ultimately accountable to the Board of Directors and the Audit Committee. The outside auditors shall submit to the Audit Committee and the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing at least the matters set forth in Independence Standard No. 1 adopted by the Independence Standards Board.

AUDIT COMMITTEE MEMBERSHIP

     The Audit Committee shall consist of at least three Directors, all of whom shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company and shall otherwise satisfy the applicable membership and independence requirements under the rules of the New York Stock Exchange, Inc. and applicable law. All members of the Committee shall have a working familiarity with basic financial and accounting processes, and at least one member shall have accounting or financial management expertise, as required by Securities Exchange Commission rules.

     The members of the Audit Committee shall be appointed at least annually by the Board of Directors on the recommendation of the Nominating and Governance Committee and may be replaced by the Board of Directors.

MEETINGS

     The Audit Committee shall hold at least four meetings per year and such additional meetings as the Audit Committee or its Chairperson shall determine.

     In addition, the Audit Committee should meet separately and periodically with management, the Director of the internal audit department and the outside auditors to review and discuss the annual and quarterly reporting process and such other appropriate matters and to discuss any matters that the Audit Committee or any of those persons or firms believe should be discussed privately.

     The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITY

     To carry out its oversight responsibilities, the Audit Committee shall have the following duties and powers:

     1.  With respect to the outside auditors, to:

          a. have sole authority to retain, evaluate and replace the Company's outside auditors and approve all audit engagement fees and terms and any significant non-audit engagements by the outside auditors;

          b. ensure that the outside auditors prepare and deliver annually the Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), actively engage the outside auditors in a dialogue with respect to any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and take appropriate action to satisfy itself of the outside auditors' independence;

          c. meet with the outside auditors to discuss the planning and staffing of the annual audit and the results of their examination and their evaluation of internal controls and the overall quality of financial reporting;

          d. approve in advance any significant non-audit services that are proposed to be furnished to the Company by the Company's outside auditors as permitted by law and review the disclosure of such arrangements in the Company's periodic reports;

          e. set clear hiring policies for employees or former employees of the Company's outside auditors; and

          f. at least annually, obtain and review a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, and any steps taken to deal with any such issues.

     2.  With respect to the internal audit department, to

          a. appoint and/or replace the director of the internal audit department and maintain a direct reporting line to the Audit Committee. The director of the internal audit department shall maintain an administrative reporting line to the Chief Financial Officer;

          b. advise the director of the internal audit department of requirements to provide to the Audit Committee summaries of and, as appropriate, the complete internal audit department reports along with management's responses thereto; and

          c. discuss with the outside auditors the internal audit department's responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

     3. With respect to financial reporting principles and policies and internal audit controls and procedures to:

          a. advise management, the internal audit department and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices; and

          b. meet with the outside auditors, with and (where deemed necessary) without representatives of management and the internal audit department present to:

             1)  discuss the scope of the annual audit;

             2) discuss the Company's annual and quarterly financial statements prior to filing, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." Also review the results of the outside auditor's review of the annual and quarterly financial statements;

             3) discuss the Company's press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

             4) discuss any other significant matters arising from any audit or report or communication, whether raised by management, the internal audit department or the outside auditors, relating to the Company's financial statements; and

             5)  review and discuss material off-balance sheet transactions;

             6) confirm that there are no material non-compliance issues with SEC reporting requirements that would require accounting restatements or special disclosures;

             7) discuss the effect of regulatory accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements;

             8) discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors, the internal audit department or management; and

             9) inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

             10) review the form of opinion the outside auditors propose to render to the Board of Directors and shareholders;

          c. Recommend to the Board of Directors whether the audited financial statements should be included in the Company's Form 10-K; and

          d. Obtain from the outside auditors assurance that the audit was conducted in a manner consistent with prior years and in accordance with general accepted accounting principles and regulatory requirements; and

          e. Discuss with the Company's counsel any significant legal matters that may have a material effect on the financial statements, the Company's compliance policies, including materials notices to or inquiries received from governmental agencies.

     4.  With respect to reporting:

          a. approve the Company's Code of Ethics for its senior financial officers as required by Securities and Exchange Commission rules; and

          b. obtain reports from management, the Company's internal audit department and the outside auditor that the Company and its subsidiaries and foreign affiliated entities are in conformity with applicable legal requirements, the Company's Code of Business Conduct and Ethics and the Company's Code of Ethics for its senior financial officers and advise the Board of Directors with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics; and

          c. review reports and disclosures of insider and affiliated party transactions and waivers of the Code of Ethics for the Company's senior financial officers; and

          d. review this Charter at least annually and recommend any changes to the full Board of Directors.

     5. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

     6. The Audit Committee shall conduct an annual self-performance evaluation.

REPORTS OF THE COMMITTEE

     At each regular meeting of the Board of Directors, the Committee shall report the substance of all actions taken by the Committee since the date of its last report to the Board of Directors. Each report shall be filed with the minutes of the Board of Directors to which it is presented, as a part of the corporate records.

                                                        Mark Here
                                                        for Address          |_|
                                                        Change or
                                                        Comments
                                                        PLEASE SEE REVERSE SIDE

1. ELECTION OF DIRECTORS: The election of three directors, 01 Michael J. Cheshire, 02 James A. Stern, and 03 William J. Vareschi, for a three-year term to expire in 2006.

                FOR all nominees                WITHHOLD
                  listed above                  AUTHORITY
               (except as marked        to vote for all nominees
                to the contrary)              listed above

                      |_|                          |_|

(Instruction: To withhold authority to vote for any nominee, write that nominee's name on the line below.)

________________________________________________________________________________

2.    Approval of 1999 Long-Term Incentive Plan, as amended.

        FOR                     AGAINST                 ABSTAIN

        |_|                       |_|                     |_|

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted for Proposals 1 and 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please disregard if you have previously provided your consent decision.      |_|

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.


Signature____________________ Signature____________________ Dated:_______ , 2003

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
                      Detach here from proxy voting card.

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

      Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

-----------------------------------          -------------------------------------          ---------------------
              Internet                                   Telephone                                  Mail
     http://www.eproxy.com/wcc                        1-800-435-6710
Use the Internet to vote your                Use any touch-tone telephone to                 Mark, sign and date
proxy. Have your proxy card in               vote your proxy. Have your proxy                  your proxy card
hand when you access the web           OR    card in hand when you call. You will     OR             and
site. You will be prompted to enter          be prompted to enter your control                 return it in the
your control number, located in              number, located in the box below,              enclosed postage-paid
the box below, to create and                 and then follow the directions given.                envelope.
submit an electronic ballot.
-----------------------------------          -------------------------------------          ---------------------

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the internet at: http://www.wescodist.com/annualreport

WESCO International, Inc.                This Proxy is solicited on behalf
225 West Station Square Drive            of the Board of Directors. The Board of
Suite 700                                Directors recommends a vote For
Pittsburgh, Pennsylvania 15219           Proposals 1 and 2.

PROXY

The undersigned hereby appoints Stephen A. Van Oss and Daniel A. Brailer as Proxies, and each of them with full power of substitution, to represent the undersigned and to vote all shares of common stock of WESCO International, Inc., which the undersigned would be entitled to vote if personally present and voting at the Annual Meeting of Shareholders to be held May 21, 2003 or any adjournment thereof, upon all matters coming before the meeting.

________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

--------------------------------------------------------------------------------
                      Detach here from proxy voting card.